UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2005

NetIQ Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26757	77-0405505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3553 North First Street, San Jose, CA 95134

(Address of Principal Executive Offices) (Zip Code)

(408) 856-3000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 25, 2005 NetIQ Corporation issued a press release announcing its financial results as of and for the three and six month periods ended December 31, 2004. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into NetIQ’s filings with the SEC under the Securities Act of 1933 and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is furnished with this report:

99.1	Press release dated January 25, 2005 containing financial results for NetIQ Corporation for the three and six month periods ended December 31, 2004, and forward-looking statements relating to NetIQ’s performance during the third quarter of fiscal 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetIQ Corporation

By:	/s/ Charles M. Boesenberg
Charles M. Boesenberg
Chief Executive Officer and Chairman of the Board

Date:	January 25, 2005

Exhibit Index

99.1	Press Release dated January 25, 2005